EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 18, 2023, Healthcare Business Resources Inc. (the “Company”) entered into a Share Exchange Agreement (“Share Exchange Agreement”) with Genflat, Inc. (“Genflat”), a Delaware corporation, and Genflat shareholders who own 97.22% of the outstanding shares of common stock of Genflat (the “Acquisition”). Pursuant to the Share Exchange Agreement, all Genflat shareholders who are parties to the Share Exchange Agreement received ninety eight percent (98%) of the issued and outstanding shares of common stock of the Company in exchange for their shares of Genflat common stock on a pro rata basis. The Acquisition closed on December 20, 2023

The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Asset Purchase Agreement is subject to customary closing conditions. Additionally, at the closing, a change in control of the Company occured with the resignation of Stephen Epstein as an officer and director of the Company and Howard Wall as a director of the Company. Genflat’s designees were appointed as members of the Company’s executive management and board of directors. Pursuant to the Share Exchange Agreement, and subject to the terms and conditions contained therein, at the closing, Genflat became a 97.22% owned subsidiary of the Company. HBR issued 1,043,847,000 new shares to Genflat shareholders, and the CEO of HBR cancelled 11,000,000 of his outstanding shares, resulting in 1,054,150,000 shares of common stock issued and outstanding following the closing of the Acquisition. In connection with and immediately following the closing of the Acquisition, Genflat paid $77,500 in payables of HBR and paid off the senior secured convertible credit line and accrued interest of HBR.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined companies’ financial position or results of operations would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect certain expected financial benefits of the acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under existing United States Generally Accepted Account Principles (“U.S. GAAP”) in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”), which are subject to change. While HBR will be the legal acquirer, Genflat will be deemed to be the acquirer for financial accounting purposes, based on a number of factors considered at the time of preparation of these pro forma financial statements, including control over the post-acquisition company as evidenced by the relative equity ownership and, the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors. The application of acquisition accounting of HBR is dependent upon (i) the working capital positions at the closing of the acquisition, (ii) other factors such as the share price of HBR, and (iii) certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The combined company will complete the valuations and other studies upon completion of the acquisition and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the acquisition. The assets and liabilities of HBR and other pro forma adjustments have been measured based on various preliminary estimates using assumptions that HBR and Genflat believe are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary. Differences between these preliminary estimates and the final acquisition accounting could be significant, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined companies’ future results of operation and financial position.

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The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Genflat. Upon completion of the acquisition, the combined company will perform a detailed review of HBR’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Additionally, certain financial information of HBR as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in the Genflat’ financial statements for purposes of preparation of the unaudited pro forma condensed combined financial information. There have been no transactions between Genflat and HBR during the periods presented in the unaudited pro forma condensed combined financial information.

This unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the accompanying notes, as well as the following historical financial statements and the related notes of Genflat and HBR as discussed below. The unaudited pro forma combined financial information has been presented on the basis of Genflat’s fiscal year end of June 30, 2023, which was adopted by HBR immediately following the closing of the Share Exchange Agreement. HBR’s financial statements have been recast to reflect an August 31, 2023 fiscal year end to be within 93 days of the fiscal year end of Genflat.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 gives effect to the acquisition of HBR by Genflatas if the acquisition occurred on September 30, 2023. Genflat balance sheet information included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023, was derived from the Genflat’ unaudited September 30, 2023 consolidated balance sheet, included in Exhibit 99.2. The HBR consolidated balance sheet information included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023, was derived from HBR’s unaudited November 30, 2023 condensed consolidated balance sheet as set forth in its Quarterly Report on Form 10-Q for the nine months ended November 30 2023, as filed with the Securities and Exchange Commission (SEC) on December 19, 2023, which is incorporated by reference herein, and includes the effects of the acquisition of Genflat by HBR.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2023, gives pro forma effect to the acquisition of HBR by Genflat as if the transactions were consummated on July 1, 2022. The information included in the unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2023 includes the condensed consolidated statement of operations of Genflat for the year ended June 30, 2023 which were derived from their audited consolidated statements of operations for that year which are included in Exhibit 99.3 and, the condensed consolidated statement of operations of HBR for the year ended February 28 2023 was derived from HBR’s audited February 28, 2023 condensed consolidated statement of operations as set forth in its Annual Report on Form 10-K for the year ended February 28, 2023, as filed with the SEC on May 30, 2023, which is incorporated by reference herein, and the unaudited condensed consolidated statements of operations for the six months ended August 31, 2023 and 2022 as set forth in its Quarterly Report on Form 10-Q for the three months ended August 31, 2023 as filed with the SEC on October 6, 2023, which is incorporated by reference herein.

The information included in the unaudited pro forma condensed combined statement of operations for the three month period ended September 30, 2023, includes the condensed consolidated statement of operations of Genflat for the three month period ended September 30, 2023, which was derived from its unaudited consolidated statements of operations for that period, which are included in Exhibit 99.2. The information included in the unaudited pro forma condensed combined statement of operations for the three month period ended September 30, 2023, includes the condensed consolidated statement of operations of HBR for the three month period ended November 30, 2023, which was derived from its unaudited condensed consolidated statements of operations for that period as set forth in its Quarterly Report on Form 10-Q for the nine months ended November 30, 2023, as filed with the SEC on December 19, 2023, which is incorporated by reference herein.

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The unaudited pro forma condensed combined financial information has been prepared by HBR management for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Genflat and HBR been a combined company during the specified periods. Additionally, the unaudited pro forma results do not give effect to any potential cost savings or other synergies that could result from the combination of Genflat and HBR. The pro forma adjustments are based on the information available at the date of this Form 8-K and reflect preliminary estimates of fair value. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Genflat included in Exhibits 99.2 and 99.3 and HBR as set forth in its Annual Report on Form 10-K for the year ended February 28, 2023, as filed with the SEC on May 30, 2023, and its Quarterly Report on Form 10-Q for the quarter ended November 30, 2023, as filed with the SEC on December 19, 2023 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2023, as filed with the SEC on October 6, 2023, which are incorporated by reference herein.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined financial information. The unaudited pro forma condensed combined balance sheet data gives effect to the acquisition as if it had occurred on September 30, 2023. The unaudited pro forma condensed combined statements of operations data for the three months ended September 30, 2023, and the year ended June 30, 2023, give effect to the acquisition as if it had occurred on July 1, 2023 and July 1, 2022, respectively.

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Healthcare Business Resources, Inc.
Pro Forma Combined Balance Sheet
As of September 30, 2023
(unaudited)

	HBR	Genflat Inc.	Pro Forma Adjustments (See Note 4)		Pro Forma
ASSETS

Cash and cash equivalents	$34,056	$278,956	$(275,279	)(a),(d)	$37,733
Notes receivable	85,078		(85,078	)(b)	-
Prepaid expenses	-	480,330	-		480,330
Total current assets	119,134	759,286	(360,357)		518,063

Property and equipment, net	-	1,812	-		1,812
Right of use assets - operating leases	-	4,636	-		4,636
Intangible assets	-	186,300	-		186,300

Total assets	$119,134	$952,034	$(360,357)		$710,811

LIABILITIES

Accounts payable	$92,026	$33,521	$(77,500	)(a)	$48,047
Accounts payable - related party					-
Accrued expenses and other liabilities	9,763		(9,763	)(a)	-
Related party advances	7,000	8,731			15,731
Right of use liabilities - operating leases short term	-	4,702			4,702
Senior secured convertible credit line	118,016	-	(118,016	)(a)	-
Total current liabilities	226,805	46,954	(205,279)		68,480

Notes payable	-	50,500	-		50,500
Total other liabilities	-	50,500	-		50,500

Total liabilities	226,805	97,454	(205,279)		118,980

EQUITY
Preferred stock 1,000,000 shares authorized:	-	-			-
Common stock, $0.001 par value, 2,500,000,000 shares authorized, 1,054,150,000 pro forma shares issued and outstanding	21,303	10,361	1,022,486	(c)	1,054,150
Additional paid in capital	3,418,452	2,833,239	(4,678,711	)(c)	1,572,980
Retained earnings	(3,547,426)	(1,989,020)	3,477,426	(c),(d)	(2,0599,020)
Total equity attributable to Healthcare Business Resources, Inc. shareholders	(107,671)	854,580	(178,799)		568,110
Noncontrolling interest	-	-	23,721	(c)	23,721
Total equity	(107,671)	854,580	(155,078)		591,831

Total liabilities and equity	$119,134	$952,034	$(360,357)		$710,811

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Healthcare Business Resources, Inc.
Pro Forma Combined Statement of Operations
For the Three Months Ended September 30, 2023
(unaudited)
	HBR	Genflat, Inc.	Pro Forma Adjustments		Pro Forma Combined

Selling, General & Administrative	$11,251	$125,478	$-		$136,729
Professional fees	14,671	-	-		14,671
Research and development	-	-	-		-
Total operating expenses	25,922	125,478	-		151,400

Income (loss) from operations	(25,922)	(125,478)	-		(151,400)

Other Income (Expense)
Interest Expense	(1,305)	(353)	1,305	(e)	(353)
Interest income	-	222	-		222
Total other income (expense)	(1,305)	(131)	1,305		(131)

Net income (loss)	(27,227)	(125,609)	1,305		(151,531)
Net income (loss) attributable to noncontrolling interest	-	-	(3,487	)(f)	(3,487)
Net income (loss) attributable to Healthcare Business Resources, Inc.	$(27,227)	$(125,609)	$4,792		$(148,044)

Net income (loss) per common share
Basic	$(0.00)	$(0.01)			$(0.00)
Diluted	$(0.00)	$(0.01)			$(0.00)

Weighted Average Shares Outstanding
Basic	20,853,000	10,315,391			1,054,150,000
Diluted	20,853,000	10,315,391			1,054,150,000

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Healthcare Business Resources, Inc.
Pro Forma Combined Statement of Operations
For the Year Ended June 30, 2023
(unaudited)
	HBR	Genflat, Inc.	Pro Forma Adjustments		Pro Forma Combined

General and administrative	53,867	445,889			499,756
Professional fees	72,471	-	-		72,471
Research and development	-	395,713	-		395,713
Total operating expenses	126,338	841,602	-		967,940

Income (loss) from operations	(126,338)	(841,602)	-		(967,940)

Other Income (Expense)
Loss on settlement of liabilities	122	-			122
Interest expense	(8,763)	(3,234)	8,763	(g)	(3,234)
Interest income	-	1,209	-		1,209
Total other income (expense)	(8,641)	(2,025)	8,763		(1,903)

Net income (loss)	(134,979)	(843,627)	8,763		(969,843)
Net income (loss) attributable to noncontrolling interest	-	-	(23,417	)(h)	(23,417)
Net income (loss) available to common shareholders	$(134,979)	$(843,627)	$32,180		$(946,426)

Net income (loss) per common share
Basic	$(0.00)	$(0.08)			$-
Diluted	$(0.00)	$(0.08)			$-

Weighted Average Shares Outstanding
Basic	36,399,788	9,992,274			537,463,794
Diluted	36,399,788	9,992,274			537,463,794

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NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1. Description of the Acquisition

On October 18, 2023, Healthcare Business Resources Inc. (the “Company”) entered into a Share Exchange Agreement (“Share Exchange Agreement”) with Genflat, Inc. (“Genflat”), a Delaware corporation, and Genflat shareholders who own 97.22% of the outstanding shares of common stock of Genflat (the “Acquisition”). Pursuant to the Share Exchange Agreement, all Genflat shareholders who are parties to the Share Exchange Agreement received ninety eight percent (98%) of the issued and outstanding shares of common stock of the Company in exchange for their shares of Genflat common stock on a pro rata basis. The Acquisition closed on December 20, 2023.

The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Asset Purchase Agreement is subject to customary closing conditions. Additionally, at the closing, a change in control of the Company occured with the resignation of Stephen Epstein as an officer and director of the Company and Howard Wall as a director of the Company. Genflat’s designees were appointed as members of the Company’s executive management and board of directors. Pursuant to the Share Exchange Agreement, and subject to the terms and conditions contained therein, at the closing, Genflat became a 97.22% owned subsidiary of the Company. HBR issued 1,043,847,000 new shares to Genflat shareholders, and the CEO of HBR cancelled 11,000,000 of his outstanding shares, resulting in 1,054,150,000 shares of common stock issued and outstanding following the closing of the Acquisition.

In connection with and immediately following the closing of the Acquisition, Genflat paid $77,500 in payables of HBR and paid off the senior secured convertible credit line and accrued interest of HBR.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Securities and Exchange Commission (SEC) Regulation S-X. The historical financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are:

•	Directly attributable to the acquisition:
•	Factually supportable; and
•	With respect to the unaudited pro forma combined statement of operations, expected to have a continuing impact on the results of operations of the combined company.

The acquisition will be treated as a business combination for accounting purposes, with Genflat being deemed accounting acquirer and HBR as the deemed accounting acquiree. Therefore, the historical basis of the Genflat assets and liabilities will not be remeasured as a result of the acquisition. In identifying Genflat as the acquiring entity, the companies considered the structure of the acquisition, the relative equity ownership and the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with ASC 805, which requires, among other things, that assets acquired, and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. The acquisition method of accounting uses the fair value concepts defined in ASC Topic 820, “Fair Value Measurement” (“ASC 820”). Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants. Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

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The unaudited pro forma combined financial information has been presented on the basis of Genflat’s fiscal year end of June 30, 2023, which was adopted by HBR immediately following the closing of the Share Exchange Agreement. HBR’s financial statements have been recast to reflect an August 31, 2023 fiscal year end to be within 93 days of the fiscal year end of Genflat.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 gives effect to the acquisition of HBR by Genflatas if the acquisition occurred on September 30, 2023. Genflat balance sheet information included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023, was derived from the Genflat’ unaudited September 30, 2023 consolidated balance sheet, included in Exhibit 99.2. The HBR consolidated balance sheet information included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023, was derived from HBR’s unaudited November 30, 2023 condensed consolidated balance sheet as set forth in its Quarterly Report on Form 10-Q for the nine months ended November 30 2023, as filed with the Securities and Exchange Commission (SEC) on December 19, 2023, which is incorporated by reference herein, and includes the effects of the acquisition of Genflat by HBR.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2023, gives pro forma effect to the acquisition of HBR by Genflat as if the transactions were consummated on July 1, 2022. The information included in the unaudited pro forma condensed combined statement of operations for the fiscal year ended June 30, 2023 includes the condensed consolidated statement of operations of Genflat for the year ended June 30, 2023 which were derived from their audited consolidated statements of operations for that year which are included in Exhibit 99.3 and, the condensed consolidated statement of operations of HBR for the year ended February 28 2023 was derived from HBR’s audited February 28, 2023 condensed consolidated statement of operations as set forth in its Annual Report on Form 10-K for the year ended February 28, 2023, as filed with the SEC on May 30, 2023, which is incorporated by reference herein, and the unaudited condensed consolidated statements of operations for the six months ended August 31, 2023 and 2022 as set forth in its Quarterly Report on Form 10-Q for the three months ended August 31, 2023 as filed with the SEC on October 6, 2023, which is incorporated by reference herein.

	Fiscal year ended	Six Months Ended	Six Months Ended	Twelve Months Ended
	February 28, 2023	August 31, 2023	August 31, 2022	8/31/2023

Revenue	$1,884	$-	$1,884	$-

Operating expenses:
General and administrative	57,304	23,143	26,580	53,867
Professional fees	114,946	25,525	68,000	72,471

Total operating expenses	172,250	48,668	94,580	126,338

Loss from operations	(170,366)	(48,668)	(92,696)	(126,338)

Other income (expense):
Gain (loss) on settlement of liabilities	15,028	-	14,906	122
Interest expense	(11,258)	(5,251)	(7,746)	(8,763)

Total other income (expense)	3,770	(5,251)	7,160	(8,641)

Net loss	$(166,596)	$(53,919)	$(85,536)	$(134,979)

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The information included in the unaudited pro forma condensed combined statement of operations for the three-month period ended September 30, 2023, includes the condensed consolidated statement of operations of Genflat for the three month period ended September 30, 2023, which was derived from its unaudited consolidated statements of operations for that period, which are included in Exhibit 99.2. The information included in the unaudited pro forma condensed combined statement of operations for the three month period ended September 30, 2023, includes the condensed consolidated statement of operations of HBR for the three month period ended November 30, 2023, which was derived from its unaudited condensed consolidated statements of operations for that period as set forth in its Quarterly Report on Form 10-Q for the nine months ended November 30, 2023, as filed with the SEC on December 19, 2023, which is incorporated by reference herein.

The unaudited pro forma condensed combined financial information has been prepared by HBR management for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Genflat and HBR been a combined company during the specified periods. Additionally, the unaudited pro forma results do not give effect to any potential cost savings or other synergies that could result from the combination of Genflat and HBR. The pro forma adjustments are based on the information available at the date of this Form 8-K and reflect preliminary estimates of fair value. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Genflat included in Exhibits 99.3 and HBR as set forth in its Annual Report on Form 10-K for the year ended February 28, 2023, as filed with the SEC on May 30, 2023, and its Quarterly Report on Form 10-Q for the quarter ended November 30, 2023, as filed with the SEC on December 19, 2023 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2023, as filed with the SEC on October 6, 2023, which are incorporated by reference herein.

3. Accounting Policies

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies of HBR. Following the acquisition, the combined company will conduct a review of accounting policies of the Genflat in an effort to determine if differences in accounting policies require further reclassification of results of operations or reclassification of assets or liabilities to conform to HBR’s accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial information.

4. Unaudited Pro Forma Combined Adjustments

Pro Forma Combined Balance Sheet Adjustments

a)	To reflect the payment by Genflat of $77,500 of HBR accounts payable and the HBR senior secured line of credit and accrued interest in connection with closing.
b)	To reflect the assumption of the PointClear Note receivable by Stephen Epstein,
c)

To reflect the issuance of 1,043,847,000 shares of common stock to Genflat shareholders holding 97.22% of the common shares of Genflat as part of closing, and to reflect the recapitalization of HBR as a result of the reverse merger. Also includes the effect of recognizing a noncontrolling interest for the 2.78% interest in Genflat retained by a shareholder of Genflat.

d)	To reflect $70,000 of transaction costs related to the advisory agreement entered into by Genflat prior to the Share Exchange Agreement.

Pro Forma Combined Statement of Operations Adjustments – Three Months Ended September 30, 2023

e)	To remove interest expense associated with the senior secured convertible credit line retired at closing.
f)	To reflect the noncontrolling interest portion of Genflat net loss for the period.

Pro Forma Combined Statement of Operations Adjustments – Fiscal Year Ended June 30, 2023

g)	To remove interest expense associated with the senior secured convertible credit line retired at closing.
h)	To reflect the noncontrolling interest portion of Genflat net loss for the period.

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